UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2007

Sterling Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	333-133649	20-4647587

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number )	Identification No.)

3100 Route 38
Mount Laurel, New Jersey 08054
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (856) 273-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

Item 8.01                      Other Events

On August 14, 2007, Sterling Banks, Inc. (the “Company”) issued a press release announcing that its Board of Directors has approved a 21-for-20 stock split of the Company’s common stock payable on September 7, 2007 to shareholders of record as of August 24, 2007.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

Exhibits
Exhibit Number	Description

99.1	Press release dated August 14, 2007 announcing stock split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANKS, INC.

Date: August 14, 2007	By:	/s/ R. Scott Horner
R. Scott Horner
Chief Financial Officer and
Executive Vice President

EXHIBITS

Exhibit Number	Description

99.1	Press release dated August 14, 2007 announcing stock split.